SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ------------------

                              FORM 8-K

                           CURRENT REPORT



               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report
  (Date of earliest event reported) November 14, 1995


                    FORD CREDIT AUTO LEASE TRUST 1995-1
                       (RCL Trust 1995-1 Originator)

     ---------------------------------------------------------
          (Exact name of registrant as specified in its charter)


DELAWARE                      33-57827            38-6648374
-----------------------------------------------------------------
(State of other juris-  (Commission File Number)  (IRS Employer
diction of incorporation                           Identification
                                                   No.)

c/o The Chase Manhattan Bank (USA)
801 Delaware Avenue, Wilmington, Delaware          19801
-----------------------------------------         -------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  302-575-5000

ITEM 5.  OTHER EVENTS

      Servicing Report relating to the Ford Credit Auto Lease
Trust 1995-1 for the collection period ending October 31, 1995 is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

                            EXHIBITS

DESIGNATION    DESCRIPTION                        METHOD OF FILING

Exhibit 19      Servicing Report for the          Filed with this
                collection period ending          Report.
                October 31, 1995 relating to
                the Ford Credit Auto Lease Trust
                1995-1.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Date:  October 14, 1995        FORD CREDIT AUTO LEASE TRUST 1995-1
                                  (RCL TRUST 1995-1 - ORIGINATOR)

                               By:  FORD MOTOR CREDIT COMPANY
                                    Depositor and Beneficiary
                                    of the Registrant


                                      By:/s/H. D. Smith
                                         -------------------
                                         H. D. Smith
                                         Secretary
                                         of Ford Motor Credit Company

                               By:  FORD CREDIT LEASING COMPANY, INC.
                                    Depositor and Beneficiary
                                    of the Registrant

                                       By:/s/R. P. Conrad
                                          --------------------
                                          R. P. Conrad
                                          Secretary of Ford Credit
                                          Leasing Company, Inc.
                               EXHIBIT INDEX


DESIGNATION     DESCRIPTION

Exhibit 19      Servicing Report for the
                collection period ending
                October 31, 1995 relating to
                the Ford Credit Auto Lease
                Trust 1995-1.